ARMOUR RESIDENTIAL REIT, Inc. Company Update 3/14/2017

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 2 Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the company believes to be reliable as of today's date unless otherwise indicated, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

NIM Breakdown 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 ARMOUR Key Metrics 3 Market Date 12/31/16 1/31/17 2/28/17 Common Stock Price $21.69 $21.02 $22.49 Estimated Book Value $24.39 $24.59 $25.02 Common Shares Outstanding(1) 36,767,060 36,755,523 36,755,523 Preferred A Shares Outstanding 2,180,572 2,180,572 2,180,572 Preferred B Shares Outstanding 5,650,000 5,650,000 5,650,000 Asset Balance Sheet Duration 3.90 4.00 3.74 Hedge Balance Sheet Duration (2.67) (2.78) (2.95) Net Balance Sheet Duration 1.24 1.23 0.79 Leverage(2) 6.2 6.3 6.0 Rates DV01 $1,201,000 $1,142,000 $677,000 Spread DV01 $4,795,000 $4,798,000 $4,314,000 FNCL 3.5 Price 102.45 102.13 102.31 FNCI 3.0 Price 102.61 102.56 102.67 10 Yr Treasury Yield 2.45% 2.45% 2.39% 5 Year OIS Swap Rate 1.61% 1.61% 1.67% 10 Year OIS Swap Rate 1.96% 1.97% 1.97% (1) Share count data includes dilutive common stock equivalents. (2) Leverage does not include TBA dollar rolls or forward settling transactions. ARMOUR invests in and manages a leveraged portfolio of mortgage-backed securities and mortgage-related assets. Asset Yield Cost of Funds NIM

ARMOUR Capitalization, Dividend Policy, Transparency and Manager Transparency and Governance 4 ARMOUR REIT Manager Common Stock Dividend Policy Capitalization Information as of 2/28/2017. • Total Capitalization of $1,115.4 million composed of: ◦ Estimated book value of common stock of $919.6 million. ◦ Preferred stock par value of $195.8 million. • ARMOUR pays common stock dividends monthly. • Dividends are typically announced on a monthly basis. • Updated portfolio and liability details can be found at www.armourreit.com. • Agency premium amortization is expensed monthly as it occurs.(1) • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman and separate Lead Independent Director. • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. (1) Due to the prepayment lockout feature of our Agency multifamily securities, premium is amortized using a level yield methodology

ARMOUR Balance Sheet Metrics ARMOUR invests in mortgage securities. Current allocation of equity in repo is: • 53.4% in Agency securities. • 46.6% in Non-Agency securities. 0.79 net balance sheet duration. • 3.74 gross asset duration. • (2.95) hedge duration. $4.2 billion in hedges (interest rate swaps). • 57.1% of Agency fixed rate assets hedged. • 72.9% of Agency fixed rate asset repurchase agreements hedged. $589.7 million in total liquidity. • $223.7 million in true cash. • $366.0 million in unlevered securities. 6.0x estimated shareholder's equity. • $6.7 billion in net REPO borrowings. • 5 Equity Allocation Duration Hedging Liquidity Leverage Information as of 2/28/2017.

ARMOUR Portfolio Strategy and Investment Methodology 6 Non-Agency Structure Analysis • Seniority, subordination model. • Model completeness and accuracy. • Litigation and policy risks. Agency & Non-Agency Class Analysis • Prepayment history. • Prepayment expectations. • Premium/discount. • Liquidity. Agency & Non-Agency Loan Analysis • Original and current loan balance. • Year of origination. • Originating company, third-party originators. • Loan seasoning. • Principal amortization schedule. • Original loan-to-value ratio. • Geography. • 47.6% of our 15yr MBS are between 85k - 175k loan balances. Agency Pool Analysis • Prepayment history and expectations. • Premium over par. • Hedgability. • Liquidity. • Diversify broadly to limit idiosyncratic pool risk. Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a ‘buy and hold’ strategy rather than a ‘trading’ strategy. ARMOUR will strategically sell assets when it believes market conditions warrant. Information as of 2/28/2017

# ARMOUR Agency & Non-Agency Portfolio

| Total Agency Securities | % of Portfolio | Current Value (millions) | Weighted Average Purchase Price | Weighted Average Current Market Price | Weighted Average Net/Gross Coupon | Estimated Effective Duration Using Current Values |
|---|---|---|---|---|---|---|
| ARMs & Hybrids | 0.9% | $ 80.9 | 104.7% | 103.8% | 2.60/3.21 | 1.30 |
| Agency Multifamily Ballooning in 120 Months or Less | 17.2% | $ 1,468.7 | 102.1% | 102.9% | 3.18/4.34 | 6.23 |
| Fixed Rates Maturing Between 0 and 120 Months | 1.5% | $ 126.7 | 104.8% | 104.6% | 3.97/4.35 | 2.86 |
| Fixed Rates Maturing Between 121 and 180 Months | 28.1% | $ 2,405.2 | 105.5% | 105.1% | 3.65/4.12 | 3.76 |
| Fixed Rates Maturing Between 181 and 240 Months | 3.1% | $ 262.3 | 108.8% | 107.3% | 4.33/4.88 | 3.91 |
| Fixed Rates Maturing Between 241 and 300 Months | 1.4% | $ 120.2 | 107.0% | 105.1% | 3.87/4.50 | 4.42 |
| Fixed Rates Maturing Between 301 and 360 Months | 22.4% | $ 1,915.0 | 105.4% | 105.0% | 3.93/4.42 | 4.61 |
| Interest-Only | 0.3% | $ 29.6 | 18.9% | 18.9% | 4.86/5.38 | (4.64) |
| **Total or Weighted Average** | **74.9%** | **$ 6,408.6** | **104.4%** | **104.2%** | **3.66/4.30** | **4.51** |

| Total TBA Securities | % of Portfolio | Current Value (millions) | Weighted Average Purchase Price | Weighted Average Current Market Price | Weighted Average Net/Gross Coupon | Estimated Effective Duration Using Current Values |
|---|---|---|---|---|---|---|
| 15Y TBA | 12.6% | $ 1,078.7 | 102.4% | 102.7% | N/A | 3.70 |
| **Total or Weighted Average** | **12.6%** | **$ 1,078.7** | **102.4%** | **102.7%** | **N/A** | **3.70** |

| Total Non-Agency Securities | % of Portfolio | Current Value (millions) | Weighted Average Purchase Price | Weighted Average Current Market Price | Weighted Average Net/Gross Coupon | Estimated Effective Duration Using Current Values |
|---|---|---|---|---|---|---|
| Legacy Non-Agency Assets | 1.1% | $ 96.5 | 76.5% | 82.2% | 5.35/4.73 | 0.45 |
| New Issue Prime Fixed | 0.2% | $ 19.2 | 94.1% | 95.3% | 3.70/3.98 | 5.04 |
| Credit Risk Transfer | 9.8% | $ 836.4 | 98.3% | 107.6% | 5.28/4.20 | (1.39) |
| NPL/RPLs | 1.4% | $ 116.6 | 99.5% | 100.3% | 3.80/4.18 | 1.01 |
| **Total or Weighted Average** | **12.5%** | **$ 1,068.7** | **96.4%** | **104.3%** | **5.10/4.24** | **(0.85)** |

| | | | | | | |
|---|---|---|---|---|---|---|
| **Total or Weighted Average Portfolio** | **100.0%** | **$ 8,556.0** | **101.8%** | **102.7%** | **3.75/4.19** | **3.74** |

Information as of 2/28/2017. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding.

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ARMOUR Hedge Portfolio 8 Information as of 2/28/2017. Some totals may not foot due to rounding. Derivative Type Remaining Term Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 0-12 Months 5 $ 200.0 0.54 Interest Rate Swap 13-24 Months 15 $ 50.0 0.92 Interest Rate Swap 25-36 Months 33 $ 550.0 1.21 Interest Rate Swap 37-48 Months — $ — — Interest Rate Swap 49-60 Months — $ — — Interest Rate Swap 61-72 Months 72 $ 1,125.0 2.10 Interest Rate Swap 73-84 Months 79 $ 1,050.0 1.84 Interest Rate Swap 85-96 Months — $ — — Interest Rate Swap 97-108 Months — $ — — Interest Rate Swap 109-120 Months 117 $ 1,250.0 1.95 Interest Rate Swap 121-132 Months — $ — — Total or Weighted Average 78 $ 4,225.0 1.79

# ARMOUR REPO Composition

| | REPO Counter-Party(1) | Principal Borrowed (millions) | Percentage of REPO Positions with ARMOUR | Weighted Average Original Term in Days | Weighted Average Remaining Term in Days | Longest Remaining Term in Days |
|---|---|---|---|---|---|---|
| 1 | Mitsubishi UFJ Securities (USA), Inc. | $ 546.5 | 8.2% | 36 | 14 | 29 |
| 2 | ICBC Financial Services LLC | $ 546.4 | 8.2% | 30 | 17 | 29 |
| 3 | The Bank of Nova Scotia | $ 540.0 | 8.1% | 28 | 14 | 28 |
| 4 | ABN AMRO Bank N.V. | $ 485.1 | 7.3% | 56 | 25 | 56 |
| 5 | Daiwa Securities America Inc. | $ 405.3 | 6.1% | 28 | 5 | 8 |
| 6 | Goldman, Sachs & Co. | $ 383.4 | 5.8% | 28 | 16 | 17 |
| 7 | J.P. Morgan Securities LLC | $ 356.2 | 5.4% | 28 | 17 | 17 |
| 8 | Citibank, N.A. | $ 326.6 | 4.9% | 41 | 35 | 89 |
| 9 | Merrill Lynch, Pierce, Fenner & Smith Inc. | $ 304.4 | 4.6% | 28 | 8 | 14 |
| 10 | RBC Capital Markets | $ 265.8 | 4.0% | 34 | 22 | 23 |
| 11 | Natixis Financial Products LLC | $ 249.2 | 3.7% | 29 | 21 | 24 |
| 12 | FHLB - Cincinnati | $ 238.1 | 3.6% | 1 | 1 | 1 |
| 13 | E D & F Man Capital Markets Inc. | $ 231.7 | 3.5% | 28 | 7 | 9 |
| 14 | Guggenheim Securities, LLC | $ 222.6 | 3.3% | 46 | 20 | 24 |
| 15 | Citigroup Global Markets Inc. | $ 204.0 | 3.1% | 42 | 17 | 31 |
| 16 | Morgan Stanley & Co. LLC | $ 190.5 | 2.9% | 31 | 15 | 29 |
| 17 | Nomura Securities International, Inc. | $ 178.6 | 2.7% | 90 | 49 | 49 |
| 18 | KGS-Alpha Capital Markets, L.P. | $ 161.5 | 2.4% | 28 | 15 | 17 |
| 19 | Mizuho Securities USA Inc. | $ 145.6 | 2.2% | 30 | 21 | 23 |
| 20 | South Street Securities LLC | $ 127.6 | 1.9% | 28 | 7 | 7 |
| 21 | Wells Fargo Bank, N.A. | $ 126.2 | 1.9% | 28 | 24 | 28 |
| 22 | Royal Bank of Canada | $ 124.2 | 1.9% | 90 | 50 | 91 |
| 23 | Wells Fargo Securities | $ 98.7 | 1.5% | 28 | 6 | 6 |
| 24 | Societe Generale | $ 64.0 | 1.0% | 28 | 23 | 23 |
| 25 | ING Financial Markets LLC | $ 47.6 | 0.7% | 30 | 10 | 10 |
| 26 | BNP Paribas Securities Corp. | $ 35.6 | 0.5% | 31 | 16 | 24 |
| 27 | UBS Securities LLC | $ 30.0 | 0.5% | 1,098 | 55 | 55 |
| 28 | Barclays Capital Inc. | $ 16.7 | 0.3% | 28 | 17 | 17 |
| | **Total or Weighted Average** | **$ 6,652.0** | **100%** | **39** | **17** | |

| | |
|---|---|
| **Weighted Average Repo Rate** | 1.01% |
| **Weighted Average Haircut** | 7.49% |

| | |
|---|---|
| **Debt to Shareholders' Equity Ratio** | 6.0 |

(1) ARMOUR has 42 lending counterparties.

Information as of 2/28/2017.
Some totals may not foot due to rounding.

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10 Monthly Portfolio CPR 14 13 12 11 10 9 8 7 6 Jan ua ry 20 16 Fe br ua ry 20 16 M arc h 2 01 6 Ap ril 20 16 M ay 20 16 Ju ne 20 16 Ju ly 20 16 Au gu st 20 16 Se pt em be r 2 01 6 Oc to be r 2 01 6 No ve mb er 20 16 De ce mb er 20 16 Jan ua ry 20 17 Fe br ua ry 20 17 8.2 6.5 7.2 10.0 9.6 9.9 10.6 9.6 12.6 12.4 10.5 10.6 10.7 7.3 February 2017 Agency Asset CPR 20 15 10 5 0 AR Ms & Hy bri ds 10 Ye ar Pa ss- Th rou gh s 15 Ye ar Pa ss- Th rou gh s 20 Ye ar Pa ss- Th rou gh s 25 Ye ar Pa ss- Th rou gh s 30 Ye ar Pa ss- Th rou gh s Ag en cy Mu ltif am ily Ag en cy IO Po rtf oli o A ve rag e 6.6 12.2 11.4 14.0 14.9 5.5 — 17.0 7.3 ARMOUR expenses premium amortization monthly as it occurs. Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity. ARMOUR Portfolio Constant Prepayment Rates ("CPR")

www.armourreit.com ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340